This instrument prepared by
and return to:
W. Emmett Marston, Esq.
Martin, Tate, Morrow & Marston, P.C.
22 North Front, Suite 1100
Memphis, Tennessee 38103-1182

                                 TRUSTEE'S DEED

      WHEREAS, under date as of November 1, 1988, TENNESSEE ASSOCIATES-VI (McMINNVILLE), a Ohio general partnership, ("Grantor") and CARRIE L. WILSON, as Ground Lessor, executed a certain Deed of Trust to W. Emmett Marston, Trustee as the same appears of record in TD Book 246, Page 529, in the Register's Office of Warren County, Tennessee, ("Deed of Trust"), and the Deed of Trust assumed by Brunner Companies Income Properties, L.P, II pursuant to that certain Assumption Agreement dated December 21, 1988 and recorded in TD Book 248, Page 120 in said Register's Office, with the Deed of Trust having been modified by Modification Agreement dated June 5, 1989 and recorded at TD Book 251, Page 441; further modified by that certain Second Modification Agreement recorded at TD Book 255, Page 975 and further modified by that certain Third Modification and Extension Agreement recorded at TD Book 309, Page 484, all recorded in said Register's Office, ("Deed of Trust"); and AETNA LIFE INSURANCE COMPANY, owner of the debt secured; and

      WHEREAS, default was made in the payment of the debt and obligations secured by said Deed of Trust, and the undersigned, as Trustee, was requested by AEtna Life Insurance Company as the owner and holder of the debt secured by said Deed of Trust to advertise and sell the property conveyed by said Deed of Trust in compliance with the provisions thereof; and

      WHEREAS, the undersigned as Trustee, did, in compliance with the provisions of said Deed of Trust, advertise for sale the said property, the advertisement for sale having been published in Southern Standard, a newspaper published in McMinnville, Warren County, Tennessee, in the issues of November 29, December 6, and December 13, 1995, of said newspaper, said sale having been advertised for Thursday, December 21, 1995, commencing at 10 a.m., at the south door of the courthouse in McMinnville, Tennessee, at which time and place the same was offered for sale and sold; and

      WHEREAS, the highest and best bid of said property was then and there made by Cumberland II, L.P., to-wit: a bid of 5 million 225 thousand and fifty Dollars ($5,225,050.00) for said property, which bid was then and there accepted by the undersigned as Trustee.

      NOW, THEREFORE, for the consideration named, and for and in consideration of the compliance with the terms of said bid, the undersigned Trustee has bargained and sold, and does hereby bargain, sell, and convey unto said Cumberland II, L.P., the property advertised and sold as hereinabove recited, situated, lying, and being in the City of McMinnville, County of Warren, State of Tennessee, and more particularly described as follows:


      TRACT 1 (Shopping Center Parcel)

      A tract of land in the First Civil District of Warren County, City of McMinnville, Tennessee and being Lot 1 on plat of Cumberland Plaza as of record in Cabinet A, Slide 32, Side 1, R.O.W.C., Tennessee and being more particularly described as follows:

      Beginning at an iron pin set on the north right-of-way line of Highway 70S Bypass (a 150-foot right-of-way) at the southwest corner of the property of Elizabeth Adcock Northcutt, as recorded in Deed Book 236, page 980, R.O.W.C., Tennessee; thence,

      1. Westwardly with the north right-of-way line of Highway 70S Bypass and a curve to the left having a radius of 8187.17 feet, a distance of 1049.78 feet to an existing iron pin. Said curve has a chord bearing and distance of S 88 degrees 36' 40" W, 1049.06 feet; thence,

      2. Leaving said right-of-way with the east boundary line, in part, of the property of McKinley Wilson, no deed reference, N 34 degrees 32' 38" E, 1234.76 feet to an existing concrete monument; thence,

      3. Leaving the east boundary line with the south boundary line of the property of Doris Ann Dunlap, as recorded in Deed Book 197, page 975, R.O.W.C., Tennessee and the property of Burch Supply Company, no deed reference, S 59 degrees 42' 24" E, 496.91 feet to a concrete monument; thence,

      4. With the south boundary line of the property of Burch Supply Company, S 68 degrees 15' 23" E, 211.00 feet to an iron pin set in the west right-of-way line of Highway 56, Smithville Highway, (a 100-foot right-of-way); thence,

      5. With the west right-of-way line of Highway 56, S 10 degrees 00' 00" E, 47.50 feet; thence,

      6. Leaving said right-of-way line with a new line, S 80 degrees 00' 00" W, 10.00 feet to a point; thence,

      7.    S 71 degrees 52' 12" W, 72.85 feet to an iron pin; thence,

      8. With a 15-foot radius curve to the left, a distance of 21.43 feet. Said curve has a chord bearing and distance of S 30 degrees 56' 02" W, 19.66 feet to an iron pin; thence,

      9.    S 10 degrees 00' 00" E, 94.87 feet to an iron pin; thence,

      10.   S 34 degrees 32' 38" W, 71.10 feet to an iron pin; thence,

      11. With a 23-foot radius curve to the left, a distance of 54.01 feet. Said curve has a chord bearing and distance of S 32 degrees 43' 41" E, 42.43 feet to an iron pin; thence,

      12. N 80 degrees 00' 00" E, 128.48 feet to a point in the west right -of-way line of Highway 56, Smithville Highway; thence,

      13. Along said right-of-way line, S 10 degrees 00' 00" E, 60.00 feet to a point; thence,

      14. Leaving said right-of-way line, with a new line, S 80 degrees 00' 00" W, 142.26 feet to a point; thence,

      15.   S 42 degrees 24' 17" W, 108.37 feet to a point; thence,

      16.   S 30 degrees 21' 00" W, 141.14 feet to a point; thence,

      17. S 77 degrees 57' 54" E, 10.01 feet to a point, the northwest corner of Elizabeth Adcock Northcutt property as recorded in Deed Book 236, page 980, R.O.W.C., Tennessee; thence,

      18. With the west boundary line of Elizabeth Adcock Northcutt, S 25 degrees 00' 15" W, 134.43 feet to the point of beginning and containing 770,597 square feet or 17.690 acres more or less.

            The above described tract includes a portion of that land leased to Tennessee & Associates-VI (McMinnville) under the terms of a land lease agreement recorded in Deed Book 250, page 265 R.O.W.C., Tennessee and a portion of that land conveyed in fee simple to Tennessee & Associates-VI (McMinnville) by deeds recorded in Deed Book 251, page 108, Deed Book 250, page 838 and Deed Book 252, page 235 R.O.W.C., Tennessee.

      TRACT II (Outparcel 2)

      A tract of land in the First Civil District of Warren County, City of McMinnville, Tennessee and being Lot 2 on the plat of Cumberland Plaza as of record in Cabinet A, Slide 32, Side 1, R.O.W.C., Tennessee and being more particularly described as follows:

      Beginning at a point in the west right-of-way line of State Highway 56 that is 363 feet north of the northeast corner of a tract conveyed to Elizabeth Adcock Northcutt by deed recorded in Book 236, page 980, R.O.W.C., Tennessee and proceeding as follows:

      1.    S 80 degrees 00' 00" W, 128.48 feet to an iron pin; thence,

      2. With a 23-foot radius curve to the right, a distance of 54.01 feet. Said curve has a chord bearing and distance of N 32 degrees 43' 41" W, 42.43 feet to an iron pin; thence,

      3.    N 34 degrees 32' 38" E, 71.10 feet to an iron pin; thence,

      4.    N 10 degrees 00' 00" W, 94.87 feet to an iron pin; thence,

      5. With a 15-foot radius curve to the right, a distance of 21.43 feet. Said curve has a chord bearing and distance of N 30 degrees 56' 02" E, 19.66 feet to an iron pin; thence,

      6.    N 71 degrees 52' 12" E, 72.85 feet to a point; thence,

      7. N 80 degrees 00' 00" E, 10.00 feet to an iron pin in the west right-of-way line of State Highway 56; thence,

      8. With said line, S 10 degrees 00' 00" E, 209.69 feet to the point of beginning and containing 22,697 square feet or 0.521 of an acre more or less.

            The above described tract includes a portion of that land leased to Tennessee & Associates-VI (McMinnville) under the terms of a land lease agreement recorded in Deed Book 250, page 265, R.O.W.C., Tennessee and a portion of that land conveyed in fee simple to Tennessee & Associates-VI (McMinnville) by deed recorded in Deed Book 251, page 108, Deed Book 250, page 838 and Deed Book 252, page 235 R.O.W.C., Tennessee.

      TRACT III (Outparcel 3, Long John Silver)

      A tract of land in the First Civil District of Warren County, City of McMinnville, Tennessee and being Lot 3 on the plat of Cumberland Plaza as of record in Cabinet A, Slide 32, Side 1, R.O.W.C., Tennessee and being more particularly described as follows:

      Beginning at a point on the west right-of-way line of State Highway 56 that is N 10 degrees 00' 00" W, 138.96 feet from the northeast corner of a tract conveyed to Elizabeth Adcock Northcutt by deed recorded in Book 236, page 980, R.O.W.C., Tennessee and proceeding as follows:

      1.    S 80 degrees 00' 00" W, 126.00 feet; thence,

      2.    N 56 degrees 12' 16" W, 141.50 feet; thence,

      3.    N 42 degrees 24' 17" E, 108.37 feet; thence,

      4. N 80 degrees 00' 00" E, 142.26 feet to a point on the west right -of-way line of Highway 56; thence,

      5. With said line, S 10 degrees 00'00" E, 164.04 feet to the point of beginning and containing 29,582 square fee or 0.679 acres, more or less.

            The above described tract includes a portion of that land leased to Tennessee & Associates-VI (McMinnville) under the terms of a land lease agreement recorded in Deed Book 250, page 265 R.O.W.C., Tennessee and a portion of that land conveyed in fee simple to Tennessee & Associates-VI (McMinnville) by deed recorded in Deed Book 250, page 838 R.O.W.C., Tennessee.

      TRACT IV (Outparcel 4)

      A tract of land in the First Civil District of Warren County, City of McMinnville, Tennessee and being Lot 1 on plat of Cumberland Plaza as of record in Cabinet A, Slide 32, Side 1, R.O.W.C., Tennessee and being more particularly described as follows:

      Beginning at a point on the west right-of-way line of State Highway 56, said point also being the northeasterly corner of a tract conveyed to Elizabeth Adcock Northcutt by deed recorded in Book 236, page 980, R.O.W.C., Tennessee; thence,

      1.    With Northcutt's northerly line, N 77 degrees 57' 54" W,
            344.69 feet;thence,

      2.    N 30 degrees 21' 00" E, 141.14 feet; thence,

      3.    S 56 degrees 12' 16" E, 141.50 feet; thence,

      4. N 80 degrees 00' 00" E, 126.00 feet to a point on the west right -of-way line of State Highway 56; thence,

      5. With said right-of-way, S 10 degrees 00' 00" E, 138.96 feet to the point of beginning and containing 32,774 square feet or 0.752 acres more or less.

            The above described tract is a portion of that land leased to Tennessee & Associates-VI (McMinnville) under the terms of a land lease agreement recorded in Deed Book 250, page 265 R.O.W.C., Tennessee.

      Less and Except the property conveyed by a deed from Brunner Companies Income Properties, L.P., III to the State of Tennessee dated February 5, 1990 and recorded at WD Book 261, Page 46 in said Register's Office.

      Together with the following:

      In conjunction and simultaneously with this Trustee's Sale, AEtna Life Insurance Company as secured party, has foreclosed the security interest granted by Tennessee & Associates-VI (McMinnville) ("Debtor") to AEtna Life Insurance Company ("Secured Party") in the collateral ("Collateral") described in the Deed of Trust and in the Uniform Commercial Code financing statements filed at Instrument No. 604410 in the office of the Tennessee Secretary of State, at File No. 5386 recorded in the personal property records of said Register's Office and at TD Book 246, Page 594, recorded in the real property records of said Register's Office; and by Brunner Companies Income Properties, L.P., II as debtor to AEtna Life Insurance Company as secured party in the Collateral described in Uniform Commercial Code financing statements filed at Instrument No. 612740 in the office of the Tennessee Secretary of State, at File No. 5567 recorded in the personal property records of said Register's Office and at TD Book 247, Page 599 and amended in TD Book 251, Page 653 both being recorded in the real property records in said Register's Office, and said Collateral is more particularly described as follows:

            All right, title and interest of the Debtor in and to all tangible personal property owned by the Debtor and now or at any time hereafter located on or at the real property as described in the Deed of Trust and as hereinafter described and in the above financing statements (the "Property") or used in connection therewith, including, but not limited to: all goods, machinery, tools, insurance proceeds and refunds of insurance premiums, equipment (including fire sprinklers and alarm systems, office air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and office maintenance and other supplies; and any proceeds (including insurance proceeds) of the foregoing, any additions and accessions thereto, and any replacement or renewals of all of the foregoing;

            TOGETHER WITH all proceeds arising from or by virtue of the sale, lease or other disposition of any of the real or personal property described herein; all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the improvements now or hereafter constructed on the Property (the "Improvements"); to the extent permitted by law, all proceeds arising from the taking of all or a part of the real property or any rights appurtenant thereto, including without limitation any awards for severance damages and any awards resulting from a change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law, or by the right of eminent domain, or by private or other purchase in lieu thereof; and all other interest of every kind and character which the Debtor now has or at any time hereafter acquires, in and to the real and personal property described herein, and all property which is used or useful in connection therewith, including rights or ingress and egress and all reversionary rights or interest of the Debtor with respect to such property; and any proceeds thereof (including insurance proceeds), any accessions and additions thereto, and replacements or renewals of all of the foregoing;

            TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds (including premiums refunds) of insurance in effect with respect thereto which the Debtor now has or may hereafter acquire in the Property and Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the estate, property and interest conveyed to the Secured Party or for the benefit of the Second Party pursuant to a Deed of Trust or Mortgage;

            TOGETHER WITH, all (to the full extent legally assignable) licenses, permits and authorizations (issued in the name of the Debtor) necessary for the operation of the Property and Improvements as a shopping center;

            TOGETHER WITH all rents, issues and profits assigned to the Secured Party pursuant to that certain Assignment of Rents and Leases from the Debtor to the Secured Party.

      Together with all other property, rights, privileges, and benefits conveyed by said Deed of Trust

      TO HAVE AND TO HOLD unto the said Cumerland II, L.P., its successors and assigns, in fee simple forever.

      All equities of redemption, statutory rights of redemption, homestead, dower, and all other rights and exemptions of every kind are expressly waived in said Deed of Trust, and the title is believed to be good, but the undersigned will sell and convey only as Trustee.

      The undersigned Trustee believes the title hereby conveyed to be good, but warrants same against the lawful claims of all persons claim by, through, and under a conveyance from the undersigned as Trustee, under the provisions of the above described Deed of Trust, but not further or otherwise.

      WITNESS the signature of the undersigned Trustee, this the 21st day of December, 1995.

                                          /s/ W. Emmett Marston
                                          W. EMMETT MARSTON
                              Trustee

STATE OF TENNESSEE
COUNTY OF SHELBY

      Personally appeared before me, a Notary Public in and for said state and county, duly commissioned and qualified, W. Emmett Marston, Trustee, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

      WITNESS my hand and official seal at office this 21st day of December, 1995.

                                          /s/ Harry W. Camp
                                          Notary Public
1-30-97
Expiration Date
                      * * * * * * * * * * * * * * * * * * *

                               RECORDING DATA ONLY

Property Address:                          I hereby swear or affirm that to the
                                           best of my knowledge, information,
                                           and belief, the actual consideration
                                           for this property transfer or value
                                           of the property transferred,
Agency Responsible for Payment of          whichever is greater, is
Taxes and Mail Bills to:                   $5,225,050.00, which amount is equal
                                           to or greater than the amount which
                                           the property transferred would
                                           command at a fair and voluntary sale.

                                           _______________
                                           AFFIANT

TAX PARCEL NO.                             Subscribed and sworn to before this
                                           21st day of December, 1995.
Map 59F-C-10
           6
           7                               /s/ Harry W. Camp
           8.01                            NOTARY PUBLIC
           8
           10.002                          My Commission Expires:

                                           1-30-97